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                                                               EXHIBIT NO. 10.13



                                SECOND AMENDMENT


               SECOND AMENDMENT (this "Amendment"), dated as of May 8, 2000, among PENHALL INTERNATIONAL CORP., an Arizona corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY as administrative agent (the "Administrative Agent") and CREDIT SUISSE FIRST BOSTON as syndication agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

               WHEREAS, the Borrower, the Banks, the Issuing Banks and the Administrative Agent are parties to a Credit Agreement, dated as of August 4, 1998 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

               WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

               NOW, THEREFORE, it is agreed:

               1. Section 4.02(A)(e) of the Credit Agreement is hereby amended by deleting the dollar amount "1,500,000" appearing in clause (z) therein and inserting the dollar amount "6,000,000" in lieu thereof.

               2. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined in Section 6 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, after giving effect to this Amendment.

               3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Administrative Agent and each Bank.

               5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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               6. This Amendment shall become effective on the date (the "Second
Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its address for notice provided for in the Credit Agreement.



                                      * * *




                                      -2-
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               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



1801 Penhall Way                        PENHALL INTERNATIONAL CORP.,
PO Box 4609                             as Borrower
Anaheim, CA 92803
Attention: John Sawyer
Tel: (714) 772-6450
Fax: (714) 778-8437                     By _____________________________________
                                           Title:









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                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent



                                        By _____________________________________
                                           Title:




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                                        CREDIT SUISSE FIRST BOSTON
                                        Individually and as Syndication Agent



                                        By _____________________________________
                                           Title:



                                        By _____________________________________
                                           Title:






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                                        FLEET CAPITAL CORPORATION



                                        By _____________________________________
                                           Title:





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                                        UNION BANK OF CALIFORNIA, N.A.



                                        By _____________________________________
                                           Title:





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                                        U.S. BANK NATIONAL ASSOCIATION



                                        By _____________________________________
                                           Title: